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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K


                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


                               September 24, 2001
                Date of Report (Date of earliest event reported)


                            ATMOS ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


      TEXAS AND VIRGINIA                  1-10042                75-1743247
---------------------------------   -------------------     --------------------
   (State or Other Jurisdiction       Commission File         (I.R.S. Employer
       of Incorporation or                 Number            Identification No.)
          Organization)


1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                    75240
--------------------------------------                       ----------------
(Address of Principal                                            (Zip Code)
Executive Offices)

                                (972) 934-9227
                        ------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                        ------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     On September 24, 2001, Atmos Energy Corporation announced in a news release that it had entered into a definitive agreement to acquire Mississippi Valley Gas Company, a privately-held natural gas utility company for $150 million in stock and cash as well as the assumption of approximately $45 million of outstanding debt, net of working capital. The closing of the transaction is subject to regulatory approval. Such news release is filed herein as Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              99.1 News Release of Atmos Energy Corporation dated September 24, 2001.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ATMOS ENERGY CORPORATION
                                         (Registrant)



DATE:  September 25, 2001         By: /s/ LOUIS P. GREGORY
                                      --------------------
                                         Louis P. Gregory
                                         Senior Vice President
                                         and General Counsel

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                                 EXHIBIT INDEX


   Item Number                          Description
------------------  ------------------------------------------------------------
       99.1         News Release of Atmos Energy Corporation dated
                    September 24, 2001